Exhibit 10.2

AMENDMENT TO THE

AGREEMENT OF LIMITED PARTNERSHIP

OF

ASSET INVESTORS OPERATING PARTNERSHIP, L.P.

Dated effective as of April 1, 2000

THIS AMENDMENT TO THE AGREEMENT OF LIMITED PARTNERSHIP OF ASSET INVESTORS OPERATING PARTNERSHIP, L.P., dated effective as of April 1, 2000, is made by and among ASSET INVESTORS CORPORATION, a Delaware corporation, as general partner (the “General Partner”) and the limited partners (the “Limited Partners”) of Asset Investors Operating Partnership, L.P., a Delaware limited partnership (the “Partnership”).

WHEREAS, certain amendments (the “Amendments”) have been proposed to that certain Agreement of Limited Partnership of Asset Investors Operating Partnership, L.P., dated as of April 30, 1997 (the “Partnership Agreement”); and

WHEREAS, a majority-in-interest of the Limited Partners have granted their written consent to the Amendments.

NOW THEREFORE, Article XI of the Partnership Agreement is hereby amended and restated to read as follows:

“ARTICLE XI

Grant of Rights to the Limited Partners

11.1	Grant of Rights. Subject to compliance with applicable securities laws, the General Partner does hereby grant to each of the Limited Partners and each of the Limited Partners does hereby accept the right, but not the obligation (hereinafter such right sometimes referred to as the “Rights”), to convert all or a portion of such Limited Partner’s Partnership Units into Shares or cash, as selected by the Partnership, at any time or from time to time, on the terms and subject to the conditions and restrictions contained in this Article XI. The Rights granted hereunder may be exercised by a Limited Partner, on the terms and subject to the conditions and restrictions contained in this Article XI, upon delivery to the General Partner of a notice in the form of Exhibit C (an “Exercise Notice”), which notice shall specify the Partnership Units to be converted by such Limited Partner. Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the Partnership of the Purchase Price in respect of such Partnership Units in accordance with the terms hereof; provided that if such Limited Partner has registration rights under a Registration Rights Agreement, such Limited Partner may indicate in its Exercise Notice that such exercise shall be conditioned on the effectiveness of a registration requested to be made by such Limited Partner; provided further that in the event such registration does not become effective, such Exercise Notice shall be deemed to be canceled. In the event the Partnership elects to cause such Units to be converted into cash, the General Partner shall effect such conversion by causing the Partnership to redeem the Partnership Units subject to the Exercise Notice for cash.

11.2	Limitation on Exercise of Rights. Rights may be exercised at any time and from time to time; provided, however, that in no event shall Rights be exercisable by a Limited Partner if such exercise would cause the Partnership to cease to be a limited partnership under the Act; and provided further, that in no event shall Rights be exercisable by a Limited Partner with respect to any Partnership Unit that was issued by the Partnership less than one year from the date of such exercise. In addition, if an Exercise Notice is delivered to the General Partner but, as a result of restrictions contained in the Charter of the General Partner, the Rights cannot be exercised in full for Shares, the Exercise Notice shall be deemed to be modified such that the Rights shall be exercised only to the extent permitted under the Charter of the General Partner.

11.3	Computation of Purchase Price: Form of Payment. The purchase price (“Purchase Price”) payable to the Limited Partners shall be equal to the Deemed Partnership Unit Value multiplied by the number of Offered Units with respect to which the rights are being exercised computed as of the date on which the Exercise Notice was delivered to the General Partner (the “Computation Date”). The Purchase Price for the Offered Units shall be payable, at the option of the Partnership, by redeeming the Partnership Units for cash in the amount of the Purchase Price, or by directing the General Partner to issue, and the General Partner acting as a distinct legal entity shall assume directly the obligation to issue, a number of Shares equal to the number of Offered Units with respect to which the Rights are being exercised (adjusted as appropriate to account for stock splits, stock dividends or other similar transactions between the Computation Date and the closing of the purchase and sale of the Offered Units in the manner specified in Section 11.7(d)).

11.4	Closing. The closing of the acquisition of Offered Units shall, unless otherwise mutually agreed, be held at the principal offices of the General Partner, on the date agreed to by the General Partner and the relevant Limited Partner, which date shall be the later of (i) ten (10) days after the date of the Exercise Notice (or, if the provisions of a Registration Rights Agreement apply, ten (10) days after the date the registration requested in accordance with the Registration Rights Agreement is effected) and (ii) the date of the expiration or termination of the waiting period applicable to the Limited Partner, if any, under the Hart-Scott-Rodino Act.

11.5	Closing Deliveries. At the closing of the purchase and sale of Offered Units, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the Limited Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Units to the General Partner and with respect to the status of the Offered Units being sold, free and clear of all Liens, and (B) the General Partner with respect to due authority to acquire such Offered Units for Shares or to cause the Partnership to redeem Partnership Units subject to an Exercise Notice for cash and, in the case of payment by Shares, (ii) (A) an opinion of counsel for the General Partner, reasonably satisfactory to the Limited Partner, to the effect that such Shares have been duly authorized, are validly issued, fully-paid and non-assessable, and (B) a stock certificate or certificates evidencing the Shares to be issued and registered in the name of the Limited Partner or its designee.

11.6	Term of Rights. The rights of the parties with respect to the Rights shall remain in effect, subject to the terms hereof, throughout the existence of the Partnership.

11.7	Covenants of the General Partner. To facilitate the General Partner’s ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

(a)	At all times during the pendency of the Rights, the General Partner shall reserve for issuance such number of Shares as may be necessary to enable the General Partner to issue such Shares in full payment of the Purchase Price in regard to all Partnership Units which are from time to time outstanding and held by any Limited Partner.

(b)	As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of Shares issued to a Limited Partner hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulations or statute thereunder, for the resale thereof.

(c)	During the pendency of the Rights, the relevant Limited Partners shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to the owners of its Shares.

(d)	Under no circumstances shall the General Partner declare any stock dividend, stock split, stock distribution or the like, unless fair and equitable arrangements, are provided, to the extent necessary, to fully adjust the Rights to avoid any dilution in the Rights of any Limited Partner under this Agreement.

11.8	Limited Partners’ Covenants. Each of the Limited Partners covenants and agrees with the General Partner that all Offered Units tendered to the General Partner or the Partnership, as the case may be, in accordance with the exercise of Rights herein provided shall be delivered free and clear of all Liens and should any Liens exist or arise with respect to such Offered Units, the General Partner or the Partnership, as the case may be, shall be under no obligation to acquire the same unless, in connection with such acquisition, the Partnership has elected to pay such portion of the Purchase Price in the form of cash consideration in circumstances where such consideration will be sufficient to cause such existing Lien to be discharged in full upon application of all or a part of such consideration and the Partnership is expressly authorized to apply such portion of the Purchase Price as may be necessary to satisfy any indebtedness in full and to discharge such Lien in full. In the event any transfer tax is payable by the Limited Partner as a result of a transfer of Partnership Units pursuant to the exercise by a Limited Partner of the Rights, the Limited Partner shall pay such transfer tax.”

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Amendment to the Agreement of Limited Partnership of Asset Investors Operating Partnership, L.P. effective as of the date and year first above written.

GENERAL PARTNER:

ASSET INVESTORS CORPORATION

By:	/s/ Terry Considine
Name: Terry Considine Title: Chief Executive Officer

LIMITED PARTNERS:

/s/ Terry Considine
Terry Considine

/s/ Thomas L. Rhodes
Thomas L. Rhodes

/s/ Bruce D. Benson
Bruce D. Benson

/s/ Bruce E. Moore
Bruce E. Moore

TITAHOTWO LIMITED PARTNERSHIP, RLLLP

By:	/s/ Terry Considine
Terry Considine Its: General Partner

IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Amendment to the Agreement of Limited Partnership of Asset Investors Operating Partnership, L.P. effective as of the date and year first above written.

GENERAL PARTNER:

ASSET INVESTORS CORPORATION

By:
Name: Terry Considine Title: Chief Executive Officer

LIMITED PARTNERS:

Terry Considine

/s/ Thomas L. Rhodes
Thomas L. Rhodes

Bruce D. Benson

Bruce E. Moore

TITAHOTWO LIMITED PARTNERSHIP, RLLLP

By:
Terry Considine Its: General Partner

IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Amendment to the Agreement of Limited Partnership of Asset Investors Operating Partnership, L.P. effective as of the date and year first above written.

GENERAL PARTNER:

ASSET INVESTORS CORPORATION

By:
Name: Terry Considine Title: Chief Executive Officer

LIMITED PARTNERS:

Terry Considine

Thomas L. Rhodes

/s/ Bruce D. Benson
Bruce D. Benson

Bruce E. Moore

TITAHOTWO LIMITED PARTNERSHIP, RLLLP

By:
Terry Considine Its: General Partner

IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Amendment to the Agreement of Limited Partnership of Asset Investors Operating Partnership, L.P. effective as of the date and year first above written.

GENERAL PARTNER:

ASSET INVESTORS CORPORATION

By:
Name: Terry Considine Title: Chief Executive Officer

LIMITED PARTNERS:

Terry Considine

Thomas L. Rhodes

Bruce D. Benson

/s/ Bruce E. Moore
Bruce E. Moore

TITAHOTWO LIMITED PARTNERSHIP, RLLLP

By:
Terry Considine Its: General Partner

STATE OF DELAWARE

OFFICE OF THE SECRETARY OF STATE

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT “ASSET INVESTORS OPERATING PARTNERSHIP, L.P.” IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE NOT HAVING BEEN CANCELLED OR REVOKED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

CERTIFICATE OF LIMITED PARTNERSHIP, FILED THE TWENTY-EIGHTH DAY OF APRIL, A.D. 1997, AT 8:30 O’CLOCK A.M.

CERTIFICATE OF RESTORATION, FILED THE FIFTEENTH DAY OF JUNE, A.D. 1998, AT 9 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED PARTNERSHIP.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE BEEN PAID TO DATE.

/s/ Edward J. Freel
Edward J. Freel, Secretary of State

2744734 8310	AUTHENTICATION:	9187587
981267071	DATE:	07-09-98

STATE OF DELAWARE

OFFICE OF THE SECRETARY OF STATE

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF “ASSET INVESTORS OPERATING PARTNERSHIP, L.P.”, FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF APRIL, A.D. 1997, AT 8:30 O’CLOCK A.M.

/s/ Edward J. Freel
Edward J. Freel, Secretary of State

2744734 8100	AUTHENTICATION:	9187589
981267071	DATE:	07-09-98

CERTIFICATE OF LIMITED PARTNERSHIP

OF

ASSET INVESTORS OPERATING PARTNERSHIP, L.P.

This Certificate of Limited Partnership of Asset Investors Operating Partnership, L.P. (the “Partnership”) is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

ARTICLE ONE

The name of the Partnership is Asset Investors Operating Partnership, L.P.

ARTICLE TWO

The address of the Partnership’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE THREE

The name and business address of the sole general partner is Asset Investors Corporation, 3600 S. Yosemite Street, Suite 350, Denver, Colorado 80237.

IN WITNESS WHEREOF, the undersigned, constituting all of the general partners of this Partnership, has caused this Certificate of Limited Partnership to be duly executed as of the 28th day of April, 1997.

ASSET INVESTORS CORPORATION, a Maryland corporation

/s/ Kevin J. Nystrom
Name:	Kevin J. Nystrom
Title:	Senior Vice President and Chief Financial Officer

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RESTORATION OF “ASSET INVESTORS OPERATING PARTNERSHIP, L.P.”, FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF JUNE, A.D. 1998, AT 9 O’CLOCK A.M.

/s/ Edward J. Freel
Edward J. Freel, Secretary of State

2744734 8100	AUTHENTICATION: 9187588

981267071	DATE: 07-09-98

CERTIFICATE TO RESTORE TO GOOD STANDING

A DELAWARE LIMITED PARTNERSHIP

PURSUANT TO TITLE 6, SEC 17-1100

1.	Name of Limited Partnership:

ASSET INVESTORS OPERATING PARTNERSHIP, L.P.

2.	Date of original Filing with Delaware Secretary of State:

APRIL 28, 1997

Asset Investors Corporation, General Partner or Liquidation Trustee of the above listing partnership does hereby certify that this limited partnership is paying all annual taxes, penalties and interest due to the State of Delaware.

I do hereby request this limited partnership be restored to Good Standing.

ASSET INVESTORS CORPORATION General Partner

By:	/s/ Bruce Moore
Bruce Moore, President of General Partner